Exhibit 10.3

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Alan J. Robin, Esq.
Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111

FIRST MODIFICATION OF SUBORDINATE DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
THIS FIRST MODIFICATION OF SUBORDINATE DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is dated as of September 9, 2013, and effective as of September 1, 2013 (the “Effective Date”), by SHR St. Francis, L.L.C., a Delaware limited liability company (“Affiliated Guarantor”), DTRS St. Francis, L.L.C., a Delaware limited liability company (“Operating Lessee”) and Metropolitan Life Insurance Company, a New York corporation (“Lender”), with reference to the following facts and circumstances:
A.    Affiliated Guarantor has entered into an Affiliated Guaranty dated as of May 5, 2010 for the benefit of Lender.
B.    The Affiliated Guaranty was entered into in connection with that certain first mortgage loan (“Fairmont Loan”) made by Lender to SHC Columbus Drive, LLC, a Delaware limited liability company (“Fairmont Borrower”), in the amount of Ninety-Seven Million Seven Hundred Fifty Thousand and no/100 Dollars ($97,750,000.00), which loan was evidenced by a Promissory Note dated as of May 5, 2010 (“Fairmont Note”), made by Fairmont Borrower in favor of Lender.
C.    Repayment of the Fairmont Note was secured by, among other documents, a Mortgage, Security Agreement and Fixture Filing dated as of May 5, 2010 (the “Fairmont Mortgage”), executed by Fairmont Borrower for the benefit of Lender, recorded May 6, 2010 as Document No. Document No. 1012622016 in the Official Records of Cook County, Illinois.
D.     The obligations under the Affiliated Guaranty are secured by a Subordinate Deed of Trust, Security Agreement and Fixture Filing dated as of May 5, 2010 (the “Deed of Trust”), executed by Affiliated Guarantor and Operating Lessee to Lender, recorded May 11, 2010, in the Official Records of the City and County of San Francisco, California, as Instrument No. 2010-I964982-00 and rerecorded June 28, 2010 as 2010-I989221 in the Official Records of the City and County of San Francisco, California.

E.    The Deed of Trust encumbers a fee estate in certain real property known as the Westin St. Francis Hotel, located in San Francisco, California, as more particularly described on Exhibit A attached hereto, together with certain other personal property and other property as set forth therein, which is more particularly described in Exhibit A (collectively, the “Property”).
F.    On May 5, 2010 Affiliated Guarantor and Lender also entered into the St. Francis Loan (as defined in the Deed of Trust) which loan is evidenced by the St. Francis Note (as defined in the Deed of Trust) and secured by the Senior Deed of Trust (as defined in the Deed of Trust).
G. Concurrently with the execution of this Amendment, Lender and Fairmont Borrower have entered into that certain First Modification of Note, Mortgage, Security Agreement and Fixture Filing and Other Loan Documents (the “First Modification of Fairmont Loan”).
H.     Concurrently with the execution of this Amendment, Affiliated Guarantor and Lender have entered into, among other documents, (i) that certain First Modification of Note, Deed of Trust, Security Agreement and Fixture Filing and Other Loan Documents (the “First Modification of St. Francis Loan”) and (ii) that certain First Modification of Affiliated Guaranty.
I.    In connection with entering into the First Modification of Affiliated Guaranty, Affiliated Guarantor and Lender desire to amend the Deed of Trust.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Deed of Trust.
2.    Modification of Deed of Trust.
(a)    The term “Affiliated Guaranty” as used in the Deed of Trust is hereby amended to refer to the Affiliated Guaranty as modified by the First Modification of Affiliated Guaranty.
(b)    The term “Deed of Trust” is hereby amended to refer to the Deed of Trust as modified by this Amendment.
(c)    The term “Security Documents” is hereby amended to refer to the Security Documents as amended by the First Modification of Affiliated Guaranty and this Amendment.
(d)    The term “St. Francis Loan” is hereby amended to refer to the St. Francis Loan as modified by First Modification of St. Francis Loan.
(e)    The term “St. Francis Note” is hereby amended to refer to the St. Francis Note as modified by First Modification of St. Francis Loan.

(f)    The term “Senior Deed of Trust” is hereby amended to refer to the Senior Deed of Trust as modified by First Modification of St. Francis Loan.
(g)    The term “Fairmont Loan” is hereby amended to refer to the Fairmont Loan as amended by the First Modification of Fairmont Loan.
(h)    The term “Fairmont Note” is hereby amended to refer to the Fairmont Note as amended by the First Modification of Fairmont Loan.
(i)    The term “Fairmont Mortgage” is hereby amended to refer to the Fairmont Mortgage as amended by the First Modification of Fairmont Loan.
(j)    Section 10.9 (iv) of the Deed of Trust is hereby deleted in its entirety and the following section substituted in its place:
“(iv) The full payment and satisfaction of all obligations of Affiliate Guarantor under the St. Francis Loan Documents in connection with a sale of the Property and the prepayment of the St. Francis Note; provided, however, that in the event of such full payment and satisfaction, all of the following conditions precedent to the Affiliated Guaranty Termination shall have occurred and be true at the time of the Affiliated Guaranty Termination:
(1)    There shall be no pending Event of Default under the Fairmont Loan Documents or the St. Francis Loan Documents;
(2)    The loan-to-value ratio (“Loan to Value Ratio”) for the Fairmont Property encumbered by the Fairmont Mortgage shall not be greater than 50% as determined by Beneficiary in its sole and absolute discretion; provided however, that a principal reduction payment may be made under the Fairmont Note in accordance with the terms of the Fairmont Note, including the payment of any applicable prepayment fee, in order to meet the Loan to Value Ratio;
(3)    The debt service coverage ratio for the Fairmont Property encumbered by the Fairmont Mortgage (the “DSC”) shall not be less than 1.50x as determined by Beneficiary in its sole and absolute discretion; provided, however that (i) such determination by Beneficiary shall be based upon the amortization schedule of the Fairmont Note without giving effect to the cessation of principal payments under the Fairmont Note effected by the First Modification of Fairmont Loan and (ii) that a principal reduction payment may be made under the Fairmont Note in accordance with the terms of Fairmont Note, including the payment of any applicable prepayment fee, in order to meet the DSC; and,”
3.    Representations and Warranties.
(a)    Affiliated Guarantor represents and warrants that as of the Effective Date, it has no existing and asserted (and, to its knowledge, no basis for any unasserted) claims,

counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Affiliated Guaranty or the Deed of Trust, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished.
(b)    Affiliated Guarantor represents and warrants that as of the Effective Date, there are no defaults, and to its knowledge no events which with notice or the lapse of time, or both, would constitute a default, under the Affiliated Guaranty or the Deed of Trust.
4.    No Rights Conferred on Others. Nothing contained herein shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Affiliated Guaranty or the Deed of Trust.
5.    Non‑Impairment. Affiliated Guarantor hereby confirms each of the covenants, agreements and obligations of Affiliated Guarantor set forth in the Affiliated Guaranty and the Deed of Trust, as modified and amended hereby. Except as expressly provided herein, nothing contained in this Amendment shall (i) alter or affect any provision, condition or covenant contained in the Affiliated Guaranty or the Deed of Trust or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Affiliated Guaranty and the Deed of Trust shall each continue in full force and effect, except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Deed of Trust which shall be and remain a lien encumbering the property covered by the Deed of Trust.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.
7.    Prior Agreements; Amendment.
(a)    The Affiliated Guaranty and the Deed of Trust, including this Amendment are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in therein and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any of the original Mortgage, the terms, conditions and provisions of this Amendment shall prevail.
(b)    No change or modification of this Amendment shall be valid unless the same is in writing signed by Affiliated Guarantor, Operating Lessee and Lender.
8.    Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois in accordance with Section 14.5 of the Deed of Trust.
9.    Severability. If any court of competent jurisdiction determines any provision of this Amendment to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Affiliated Guaranty or the Deed of Trust.

10.    Notices. All notices pursuant to this Amendment shall be given in accordance with the Notice provision of the Deed of Trust.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.
AFFILIATED GUARANTOR:

SHR St. Francis, L.L.C.,
a Delaware limited liability company
By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Its: Vice President, Capital Markets & Treasurer
OPERATING LESSEE:

DTRS St. Francis, L.L.C.,
a Delaware limited liability company
By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Its: Vice President, Capital Markets & Treasurer

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By: /s/ Eric McCoskey

Name: Eric McCoskey

Its:     Director

S-1

EXHIBIT “A”
PROPERTY DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN FRANCISCO, COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
PARCEL A:

BEGINNING at a point formed by the intersection of the Northerly line of Geary Street with the Westerly line of Powell Street; running thence Northerly, along the Westerly line of Powell Street, 275 feet to the corner formed by the intersection of the Westerly line of Powell Street with the Southerly line of Post Street; running thence Westerly, along the Southerly line of Post Street, 192 feet and 6 inches; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the Northerly line of Geary Street; thence Easterly, along the Northerly line of Geary Street, 215 feet and 2-1/4 inches to the point of beginning.

BEING a portion of 50 Vara Block No. 168
Assessor's Parcel No: Lot 1, Block 307

PARCEL B:
BEGINNING at a point on the Northerly line of Geary Street, distant thereon 215 feet and 2-1/4 inches Westerly from the Westerly line of Powell Street, as said lines and all other street lines hereinafter mentioned are positions according to the "Monument Map of Fifty Vara District of the City and County of San Francisco" filed January 7, 1910, in Map book "G" at Page 151, in the Office of the Recorder in the City and County of San Francisco, State of California:

Running thence Westerly, along said line of Geary Street, 60 feet and 2-1/4 inches to a point thereon, said point being 137 feet 10 1/2 inches easterly from the easterly line of Mason Street; thence at a right angle Northerly 137 feet and 6 inches; thence at a right angle Westerly 27 feet and 10 1/2 inches; thence at a right angle Northerly 137 feet and 6 inches to the Southerly line of Post Street; thence at a right angle Easterly, along said line of Post Street, 110 feet 9 inches to a point thereon 192 feet and 6 inches Westerly from the Westerly line of Powell Street; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the point of beginning.

BEING a portion of 50 Vara Block No. 168
Assessor's Parcel No. Lot 13, Block 307

Exhibit A-1

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)